UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2006
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)
(512) 837-7100
Registrant’s telephone number, including area code
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 – Changes in Registrant’s Certifying Accountants

Section 9.01 – Financial Statements and Exhibits

Signature
Exhibit Index

EX-16.1 (Letter regarding change of certifying accountant)
Letter from KPMG LLP

SECTION 4– MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
     (a) Dismissal of Accountant. KPMG LLP (“KPMG”) were previously the principal accountants for Citizens Inc. and subsidiaries (the “Company”). On March 20, 2006, that firm’s appointment as principal accountants was terminated. The decision to change accountants was made by the Audit Committee of the Board of Directors of the Company.
     The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states “the Company’s policies and procedures did not provide for adequate and effective management oversight and review of the Company’s financial reporting process. Specifically, the Company did not revise its management oversight and review protocols to address changes in the qualifications of personnel performing financial reporting functions, and did not provide for effective cross-training of personnel performing financial reporting functions. As a result, numerous material errors were identified in the Company’s financial statement footnotes.” These errors were corrected prior to the issuance of the 2004 consolidated financial statements of the Company.
     In connection with the audits of the two fiscal years ended December 31, 2005 and 2004, and the subsequent interim period through March 20, 2006, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except that KPMG advised the Company of the material weakness noted in the previous paragraph.
     The Company has provided KPMG with a copy of the foregoing disclosure and has requested that KPMG furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not KPMG agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of the letter from KPMG, dated March 23, 2006, is attached to this Form 8-K as Exhibit 16.1.
     (b) Engagement of a New Accountant. Effective March 23, 2006 the Company engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm. The decision to engage E&Y was made by the Audit Committee of the Board of Directors of the Company.

     During the two fiscal years ended December 31, 2005, and through the date of the engagement of E&Y as the independent registered public accounting firm of the Company as set forth above, neither the Company nor anyone on its behalf has consulted with E&Y on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, in each case where a written report was provided or oral advice was provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (a) Financial Statements of businesses acquired:
          Not applicable.
     (b) Pro Forma financial information:
          Not applicable.
     (c) Exhibits:

Exhibit No.	Description
16.1	Letter, dated March 23, 2006 from KPMG LLP to the Securities and Exchange Commission, regarding change in independent registered public accounting firm of the Company

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

/s/ Mark A. Oliver

By: Mark A. Oliver,
Chief Executive Officer and President

Date: March 23, 2006

Exhibit Index

Exhibit No.	Description
16.1	Letter, dated March 23, 2006 from KPMG LLP to the Securities and Exchange Commission, regarding change in independent registered public accounting firm of the Company